Other Income, Net (Tables)	9 Months Ended
Sep. 30, 2020
Other Income and Expenses [Abstract]
Summary of Other Income, Net
The following table summarizes other income and expenses, recognized for the nine months ended September 30, 2019 and 2020:

	Nine Months Ended September 30,
	2019	2020
	RMB	RMB	US$ (Note 2.5)
Fair value change of short-term investments	332	2,557	377
Income of incentive payment from depository bank (Note 9)	—	1,731	255
Net foreign exchange gains	1,489	(1,760)	(260)
Subsidy income (Note (i))	180	10,658	1,570
Fair value change of other financial assets	(145)	—	—
Gains on deconsolidation of a subsidiary (Note 7)	—	407,598	60,033
Others	(98)	116	17

	1,758	420,900	61,992

Note:
(i) For the nine months ended September 30, 2020, subsidy income consists primarily of the government grant of RMB10 million. The government grant was granted by the project management office of Shanghai Zhangjiang Science City to support the research and development activities in the local region.